Semiannual Report
Georgia
Tax-Free
Bond Fund
August 31, 1997

T. Rowe Price
Report Highlights
Georgia Tax-Free Bond Fund

o The environment for bonds was generally favorable during the six months ended August 31, 1997, as the Federal
     Reserve held the line after raising rates in March.

o Georgia's economy remained healthy, although growth slowed as expected with the winding down of Olympic-related activities.

o The fund provided a solid return for the period, exceeding its Lipper peer group average.

o As the period advanced, we modified our initially cautious stance to take fuller advantage of the bond rally; in August, we again pulled back a bit as rates reversed.

o Despite strong economic growth, we believe the environment is still favorable for fixed income investors due to low inflation and fiscal restraint.

Fellow Shareholders

The municipal bond market and your fund provided solid returns during the six months ended August 31 as long-term interest rates declined on balance. Strong economic growth continued into the first quarter of 1997, and, in March, the Federal Reserve raised the federal funds rate a quarter-point to 5.50%. With inflation remaining subdued, the Fed subsequently has left rates unchanged, creating a generally favorable environment for bonds.

Market Environment

Interest rates fluctuated as the market wrestled with a conflicting combination of strong economic growth and declining inflation. Both money market and longer-term bond yields began rising before the March rate hike and continued to rise for a short time afterward in anticipation of further tightening. However, excellent news on inflation, progress on controlling the federal budget deficit, and little evidence of wage pressures diminished fears of further rate increases. Short-term taxable rates subsequently fell in mid-April to their earlier levels. Long-term taxable bond yields also began to fall in the late spring after climbing to more than 7% in April. The 30-year Treasury bond yield averaged just over 6.50% in July and August and 6.80% for the past six months, almost identical to its average over the two preceding years.

Georgia Bond Yield Index: 1-line chart showing the T. Rowe Price index of Georgia bond yields from 8/31/96 to 8/31/97

8/31/96   5.89
9/96      5.71
10/96     5.67
11/30     5.53
12/96     5.62
1/97      5.75
2/28      5.66
3/97      5.77
4/97      5.76
5/31      5.62
6/97      5.58
7/97      5.34
8/97      5.44

Long-term municipal interest rates, including yields on Georgia bonds, followed a similar pattern, rising in March, peaking in April, then falling in late June and July when preliminary data signaled a slowdown. Rates reversed in August as stronger-than-expected economic data changed the outlook for the third quarter. Municipal bonds outperformed Treasuries throughout most of the period except for June. The yield on long-term AAA general obligation (GO) bonds began the six-month period at 5.50% and ranged between 5.75% and 5.15% before settling at 5.35% at the end of August. Five-year AAA GO yields were 4.40% six months ago and finished at 4.35%, while one-year notes ended higher at 3.85%, up from 3.70% last February. Overall, both the municipal and Treasury yield curves flattened as short-term rates rose modestly in anticipation of further Fed tightening and long-term rates trended lower on positive inflation news.

Georgia's economy continued to expand, although at a somewhat slower pace than before the 1996 summer Olympics. As expected, construction and tourism-related activity decreased, but this was offset by increases in the transportation and services sectors. Personal income growth continued to outpace that of the nation, even though the unemployment rate rose slightly from 4.3% at the end of 1996 to 4.8%. The state remains fundamentally strong, and we look for modest growth through the remainder of the year.

In July, Standard & Poor's upgraded the state's credit rating to AAA...

Georgia's financial health also remained sound, evidenced by the operating surplus for fiscal 1996. With the winding down of Olympic-related activity and the elimination of the state sales tax on food, weaker revenue growth was expected for 1997, but so far revenues have exceeded projections. In July, Standard & Poor's upgraded the state's credit rating to AAA, making Georgia one of only eight states rated triple-A by all three major rating agencies. S&P also upgraded Cobb and Gwinnett Counties to AAA, reflecting their rapid growth, strong finances, and modest debt levels. Earlier this year, many Georgia school districts approved a 1% local sales tax for school construction and other expenses. While this additional revenue source is welcome, state and local governments will continue to be challenged by funding needs arising from the state's above-average growth.

Performance and Strategy Review

Your fund's returns of 4.12% and 9.01% for the 6- and 12-month periods, respectively, surpassed those of the average Georgia bond fund, as shown in the table on the next page. Returns for each period reflected both income and a rise in the fund's share price.

Performance Comparison

Periods Ended 8/31/97     6 Months   12 Months
_________________________________________________________

Georgia Tax-Free
Bond Fund                     4.12%       9.01%

Lipper Georgia Municipal
Debt Funds Average            4.04        8.79


At the outset of the period, we were cautious on interest rates and had sought to minimize the impact of rising rates by reducing duration and weighted average maturity to 7.8 years and
15.9 years, respectively. (Duration measures a fund's sensitivity to interest rate changes. For instance, a duration of seven years tells you that the fund's price would fall or rise about 7% in response to a one-percentage-point increase or decrease in interest levels.) By late spring, however, it became increasingly unlikely that the Fed would tighten further, and rates began to decline. To participate more fully in the bond market rally, we directed new cash flow to the long end of the market and also extended the fund's duration to 8.5 years and weighted average maturity to over 17.0 years. The market's abrupt reversal in August set us back a bit, and by month-end we had trimmed duration so that it was only modestly longer than in March. Nonetheless, our more aggressive stance for some of the period served shareholders well on balance by enhancing the fund's overall return.

As in the past, we continued to emphasize general obligation bonds and other tax-supported debt in our investment strategy. The strength of the economy in Georgia underpins these credits, and passage of the 1% sales tax in many localities provides additional flexibility and strength for bond issuers. Toward the end of August, we temporarily reduced our position in local general obligations by taking profits on several holdings that had appreciated significantly compared with the overall market. We expect to rebuild our position in local GOs going forward.

For the past year or more, we have watched long-term AAA municipal yields generally trade in a range of 5.25% to 6.00%. We expect this range to hold-barring overwhelming evidence of strong economic growth and persistent inflation-and plan to make any adjustments to the fund's duration with this range in mind. We have found this trading range to be especially applicable for long-term Georgia tax-exempt bonds because the state's strong economy generates consistent investment demand for tax-exempt securities at these yield levels.

Outlook

Given the high level of consumer and business confidence, we expect the economy to continue to perform well, although not quite as well as in the first half of the year. The Federal Reserve has expressed uncertainty about why inflation has remained so low at this stage of the expansion and is maintaining a bias toward tightening in an effort to keep inflation in check. Until visible signs of accelerating inflation appear, there is little reason for us to be defensive, and we believe the overall environment for fixed income securities is still favorable. On the other hand, with long-term municipal yields nearer the low end of the yield range (AAA rated bonds are currently at 5.30%), we are cautious on interest rates near term and have adopted a neutral posture for the fund. We are focusing our efforts on preserving high tax-exempt income consistent with prudent duration management and security selection. As always, we will be closely monitoring developments in the national economy and their impact on the Georgia municipal market.

Respectfully submitted,

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
September 22, 1997

T. Rowe Price Georgia Tax-Free Bond Fund

Portfolio Highlights

                                        2/28/97     8/31/97


_______________________________________________________________________

Price Per Share                          $10.44     $ 10.61

Dividends Per Share

  For 6 months                             0.26        0.25

  For 12 months                            0.52        0.51

Dividend Yield *

  For 6 months                             5.04%       4.89%

  For 12 months                            5.13        5.03

Weighted Average Maturity (years)          16.0        16.5

Weighted Average Effective Duration (years) 7.8         8.0

Weighted Average Quality **                 AA-         AA-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.

T. Rowe Price Georgia Tax-Free Bond Fund

Portfolio Highlights

SECTOR Diversification

                                   Percent of      Percent of
                                   Net Assets      Net Assets
                                      2/28/97       8/31/97
______________________________________________________________________

General Obligation - Local                22%           14%

Water and Sewer Revenue                     8            14

Nuclear Revenue                            13            12

Housing Finance Revenue                     9            10

Dedicated Tax Revenue                       6            10

Prerefunded Bonds                           8             8

General Obligation - State                  4             6

Escrowed to Maturity                        4             5

Industrial and Pollution Control Revenue    6             5

Educational Revenue                         1             4

Hospital Revenue                           10             3

Lease Revenue                               3             3

Miscellaneous Revenue                       1             2

All Other                                   5             3

Other Assets Less Liabilities               -             1
_______________________________________________________________________

Total                                     100%          100%

T. Rowe Price Georgia Tax-Free Bond Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Georgia Tax-Free Bond Fund SEC chart

                             Lipper Georgia   T. Rowe Price
            Lehman Municipal Municipal Debt Georgia Tax-Free
               Bond Index     Funds Average     Bond Fund


3/31/93         $ 10,000       $ 10,000          $10,000
8/93              10,556         10,645          10,712
8/94              10,571         10,532          10,627
8/95              11,508         11,312          11,482
8/96              12,111         11,895          12,219
8/97            $ 13,230       $ 12,966          $13,320

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                         SinceInception
Periods Ended 8/31/971 Year  3 Years Inception     Date
___________________________________________________________________

Georgia Tax-Free
    Bond Fund         9.01%    7.82%6.70%        3/31/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Georgia Tax-Free Bond Fund
Unaudited

Financial Highlights
For a share outstanding throughout each period


                   6 Months    Year                 3/31/93
                      Ended   Ended                 through
                    8/31/97  2/28/97 2/29/96 2/28/952/28/94

NET ASSET VALUE

Beginning of period$  10.44  $10.44  $ 9.93  $10.37 $ 10.00

Investment activities
   Net investment
     income           0.25*    0.52*   0.52*   0.51*   0.43*
   Net realized
     and unreal-
     ized gain
     (loss)            0.17       -    0.51   (0.39)   0.41

   Total from
     investment
     activities        0.42    0.52    1.03    0.12    0.84

Distributions

   Net investment
   income             (0.25)  (0.52)  (0.52)  (0.51)  (0.43)

   Net realized gain      -       -       -   (0.05)  (0.04)

   Total distributions(0.25)  (0.52)  (0.52)  (0.56)  (0.47)

NET ASSET VALUE

End of period         $10.61 $10.44  $10.44  $ 9.93 $ 10.37

Ratios/Supplemental Data

Total return          4.12%*  5.15%* 10.62%*  1.42%*  8.45%*

Ratio of expenses to
average net assets    0.65%*! 0.65%*  0.65%*  0.65%*  0.65%*!

Ratio of net investment
income to average
net assets            4.84%*! 5.01%*  5.09%*  5.26%*  4.48%*!

Portfolio turnover
rate                  47.2%!  71.1%   71.5%  170.2%  154.8%!

Net assets,
end of period
(in thousands)     $  43,605 $38,726 $32,500 $23,338$22,614

* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.
!  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Georgia Tax-Free Bond Fund
Unaudited
August 31, 1997

Statement of Net Assets

                                              Par     Value
                                              In thousands


GEORGIA  91.0%

Atlanta, Airport Fac., 6.50%,
   1/1/13 (FGIC Insured) *               $    500  $    532

Atlanta Special Purpose Fac.,
   Delta Airlines, 7.90%, 12/1/18 *           135       145

Burke County Dev. Auth., PCR
   Georgia Power, VRDN (Currently 3.75%)    1,900     1,900

   Oglethorpe Power, 7.80%, 1/1/08
     (MBIA Insured)                           560       660

Cartersville Dev. Auth., PCR, Anheuser
   Busch, 6.75%, 2/1/12 *                   1,000     1,082

Chatham County School Dist., GO
     6.25%, 8/1/16 (Prerefunded 8/1/03!)      625       690

     6.75%, 8/1/18 (MBIA Insured)
     (Prerefunded 8/1/03!)                    750       848

Cherokee County Water and Sewage Auth.
     5.50%, 8/1/23 (MBIA Insured)           1,000     1,024

Clarke County Hosp. Auth., Athens
   Regional Medical Center
     5.00%, 1/1/22 (MBIA Insured)           1,000       932

Cobb-Marietta Coliseum and Exhibition
   Hall Auth.
     5.50%, 10/1/18 (MBIA Insured)            400       409

Coffee County Hosp. Auth., Coffee
   Regional Medical Center
     6.25%, 12/1/06                           500       498

Coweta County Residential Care Fac.
   for the Elderly Auth.
   Wesley Woods of Newnan-Peachtree City
     8.25%, 10/1/26                           500       575

DeKalb County Dev. Auth., Emory Univ.,
     6.00%, 10/1/14                           550       579

Fulton County Dev. Auth., PCR, Special
   Fac., Delta Airlines
     6.95%, 11/1/12                           500       544

Fulton County Housing Auth., Single Family
     6.55%, 3/1/18 (GNMA Guaranteed) *        185       194

Fulton County School Dist., GO,
   6.375%, 5/1/17                             700       793

Fulton County Water and Sewage
     6.25%, 1/1/09 (FGIC Insured)           1,000     1,117

     6.375%, 1/1/14 (FGIC Insured)            500       566

Gainesville Water and Sewage, 6.00%,
   11/15/12 (FGIC Insured)                  1,000     1,098

Georgia, GO, 6.30%, 3/1/08                  1,300     1,464

Georgia Housing and Fin. Auth.
   Home Ownership, 6.60%, 6/1/25 *            250       262

Georgia Housing and Fin. Auth.
   Single Family Mortgage
     5.75%, 12/1/07 (FHA Guaranteed) *   $    100  $    104

     6.05%, 12/1/16 *                         500       516

     6.125%, 12/1/15                          500       523

     6.25%, 12/1/28 *                         500       520

     6.50%, 12/1/17 (FHA Guaranteed) *      1,000     1,045

     6.60%, 12/1/23 (FHA Guaranteed) *        520       545

     6.65%, 12/1/20 *                         480       506

Georgia Municipal Gas Auth.,
   Southern Storage Gas
     6.00%, 7/1/04                            500       536

Georgia Private Colleges and Univ. Auth.,
   Emory Univ.
     5.125%, 11/1/27                        1,000       956

Gwinnett County Water and Sewer Auth.,
     5.25%, 8/1/18                            600       592

Hall County School Dist., GO
     6.30%, 12/1/07 (AMBAC Insured)         1,000     1,108

Jackson County School Dist., GO
     6.00%, 7/1/14 (MBIA Insured)           1,000     1,052

Metropolitan Atlanta Rapid Transit Auth.
   Sales Tax
     5.50%, 7/1/17 (MBIA Insured)           1,000     1,011

     6.25%, 7/1/20 (AMBAC Insured)            525       588

     6.90%, 7/1/20 (MBIA Insured)
     (Prerefunded 7/1/04!)                  1,300     1,493

     7.00%, 7/1/11 (Escrowed to Maturity)   1,335     1,586

     7.00%, 7/1/11 (MBIA Insured)
     (Escrowed to Maturity)                   635       755

Milledgeville, Water and Sewer, 6.00%,
   12/1/21 (FSA Insured)                      500       545

Monroe County Dev. Auth., PCR,
   Georgia Power
     3.75%, 7/1/25                            200       200

Municipal Electric Auth. of Georgia
     Zero Coupon, 1/1/09                      310       161

     5.70%, 1/1/19 (MBIA Insured)             300       311

     6.25%, 1/1/12 (FGIC Insured)           1,000     1,113

     6.50%, 1/1/12                            325       363

     7.25%, 1/1/24 (AMBAC Insured)          1,000     1,265

Paulding County, Water and Sewer
     6.00%, 12/1/13 (MBIA Insured)          1,000     1,095

Paulding County School Dist., GO
     6.00%, 2/1/13 (MBIA Insured)        $  1,000  $  1,092

Peach County School Dist., GO
     6.40%, 2/1/19 (MBIA Insured)             500       549

     6.50%, 2/1/07 (MBIA Insured)             300       340

Rockdale County Dev. Auth., Solid
   Waste Disposal, Visy Paper
     7.40%, 1/1/16 *                          490       524

Rockdale County School Dist., GO,
     6.50%, 1/1/09                          1,000     1,108

Savannah Economic Dev. Auth.,
   Union Camp, 6.15%, 3/1/17                  500       539

Smyrna Downtown Dev. Auth., 6.70%,
   2/1/20 (MBIA Insured)                    1,000     1,123

Total Georgia (Cost  $37,557)                        39,676

PUERTO RICO  8.1%

Puerto Rico Highway and Transportation Auth.
     5.50%, 7/1/26                          1,000       984

     6.625%, 7/1/12 (FSA Insured)           1,000     1,094

Puerto Rico Infrastructure Fin. Auth.,
     7.50%, 7/1/09                            500       525

Puerto Rico Public Building Auth.,
   GO, Gov't. Fac.
     5.00%, 7/1/27 (AMBAC Insured)          1,000       944

Total Puerto Rico (Cost  $3,456)                      3,547
Total Investments in Securities

99.1% of Net Assets (Cost  $41,013)                $ 43,223

Other Assets Less Liabilities                           382

NET ASSETS                                         $ 43,605
                                                  _________

Net Assets Consist of:

Accumulated net investment income -
net of distributions                               $      1

Accumulated net realized gain/loss -
net of distributions                                   (908)

Net unrealized gain (loss)                            2,210

Paid-in-capital applicable to 4,107,825
no par value shares of beneficial
interest outstanding; unlimited number
of shares authorized                                 42,302

NET ASSETS                                         $ 43,605
                                                  _________


NET ASSET VALUE PER SHARE                          $  10.61
                                                 __________


     *   Interest subject to alternative minimum tax
     !   Used in determining portfolio maturity
 AMBAC   AMBAC Indemnity Corp.
  FGIC   Financial Guaranty Insurance Company
   FHA   Federal Housing Authority
   FSA   Financial Security Assurance Corp.
  GNMA   Government National Mortgage Association
    GO   General Obligation
  MBIA   Municipal Bond Investors Assurance Corp.
   PCR   Pollution Control Revenue
  VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Georgia Tax-Free Bond Fund
Unaudited

Statement of Operations
In thousands

                                                   6 Months
                                                      Ended
                                                    8/31/97

Investment Income

Interest income                                    $  1,137

Expenses
    Custody and accounting                               44
    Investment management                                42
    Shareholder servicing                                27
    Prospectus and shareholder reports                    9
    Registration                                          4
    Legal and audit                                       4
    Trustees                                              3
    Miscellaneous                                         2

    Total expenses                                      135

Net investment income                                 1,002

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                          134
    Futures                                             (45)

    Net realized gain (loss)                             89
Change in net unrealized gain or loss on securities     627

Net realized and unrealized gain (loss)                 716

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                             $  1,718
                                                  _________


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Georgia Tax-Free Bond Fund
Unaudited

Statement of Changes in Net Assets
In thousands

                                         6 Months      Year
                                            Ended     Ended
                                          8/31/97   2/28/97

Increase (Decrease) in Net Assets

Operations
    Net investment income                $  1,002  $  1,734
    Net realized gain (loss)                   89       170
    Change in net unrealized gain or loss     627      (99)

    Increase (decrease) in net assets
         from operations                    1,718     1,805

Distributions to shareholders
    Net investment income                  (1,002)   (1,734)

Capital share transactions*
    Shares sold                             6,997    10,973
    Distributions reinvested                  748     1,312
    Shares redeemed                        (3,582)   (6,130)

    Increase (decrease) in net
    assets from capital
    share transactions                      4,163     6,155

Net Assets

Increase (decrease) during period           4,879     6,226
Beginning of period                        38,726    32,500
End of period                            $ 43,605  $ 38,726
                                      _____________________

*Share information
    Shares sold                               670     1,066
    Distributions reinvested                   71       127
    Shares redeemed                          (342)     (597)

    Increase (decrease) in shares outstanding 399       596

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Georgia Tax-Free Bond Fund

UnauditedAugust 31, 1997
Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $12,886,000 and $9,193,000, respectively, for the six months ended August 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $955,000, which expires in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At August 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $41,013,000, and net unrealized gain aggregated $2,210,000, of which $2,215,000 related to appreciated investments and $5,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $9,000 was payable at August 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1997, and for the six months then ended, the effective annual group fee rates were 0.32% and 0.33%, respectively. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $46,000 of management fees were not accrued by the fund for the six months ended August 31, 1997. Additionally, $216,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1999.

In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $54,000 for the six months ended August 31, 1997, of which $10,000 was payable at period-end.

T. Rowe Price Georgia Tax-Free Bond Fund

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free

410-625-6500 Baltimore area
To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Georgia Tax-Free
Bond Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence (registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
F92-051  8/31/97